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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     AMERICAN ORIENTAL BIOENGINEERING, INC.
                     --------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                Nevada                                  84-0605867
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(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

No. 308 Xuefu Road, Nangang District, Harbin, China, 150086
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(Address of Principal Executive Offices)           (Zip Code)


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [X]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ ]

Securities Act registration statement file number to which this form relates:
333-124133

Securities to be registered pursuant to Section 12(b) of the Act:

------------------------------------        ------------------------------------
                                             Name of Each Exchange
Title of Each Class                          on Which Each Class
to be so Registered                          is to be Registered
------------------------------------         -----------------------------------

Common stock, par value                      Pacific Exchange
  $0.001 per share
------------------------------------         -----------------------------------

Securities to be registered pursuant to Section 12(g) of the Act: None

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Item 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         A description of the common stock to be registered hereunder is contained in the section entitled "Description of Securities" in the Prospectus included in the Registrant's Registration Statement on Form SB-2, No. 333-124133 (the "Registration Statement"), filed with the Securities and Exchange Commission (the "Commission") on December 20, 2004 and is incorporated herein by reference. Any form of prospectus or prospectus supplement to the Registration Statement that includes such descriptions and that are subsequently filed are hereby also incorporated by reference herein.


Item 2.           EXHIBITS.

EXHIBIT NO.          DESCRIPTION
-----------          -----------

   3.1 Amendment and Restatement of Articles of Incorporation of American Oriental Bioengineering, Inc. (incorporated by reference to the Registration Statement)

   3.2 Bylaws of American Oriental Bioengineering, Inc. (incorporated by reference to the Report on Form 10-KSB, Commission File No.000-29785, filed with the Commission on April 15, 2004)


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                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                   AMERICAN ORIENTAL BIOENGINEERING, INC.


Date:  November 10, 2005           By: /s/ Yanchun Li
                                       -----------------------------------------
                                       Name:  Yanchun Li
                                       Title: Chief Operating Officer and Acting
                                              Chief Financial Officer


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